                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 11, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-19557                 36-3777824
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 11, 2005, Salton, Inc. (the "Company") entered into a Third Amendment to, and waiver under, Amended and Restated Credit Agreement (the "Third Amendment") dated as of July 8, 2005 by and among the financial institutions identified on the signature pages thereto (the "Lenders"), Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the Lenders, Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's Subsidiaries identified on the signature pages thereof as Guarantors.

      The Third Amendment, upon effectiveness and subject to certain conditions, permits the transactions contemplated by the Company's previously announced private debt exchange offer. The Third Amendment also, among other things, upon effectiveness: (1) waives the Company's failure to prepare its books and records in accordance with GAAP resulting from the Company's previously announced reclassification of its outstanding preferred stock; (2) amends the maturity date of the Company's senior secured credit facility from June 15, 2007 to December 31, 2007; (3) changes the maximum size of the facility from $275 million to the difference between $287 million and the principal amount of the new second lien notes, if any, issued in connection with the exchange offer; and
(4) revises prepayment provisions triggered by certain future incurrences of debt and sales of assets, which transactions would each require the prior written consent of the lenders under the Company's senior secured credit facility. Under the revised prepayment provisions, the Company is required to prepay the outstanding principal amount of loans under the senior secured credit facility in an amount equal to 100% of the net cash proceeds received in connection with the incurrence of such debt or asset sales up to an aggregate prepayment of $11 million, and, to the extent that the aggregate amount of such net cash proceeds exceeds $11 million, the Company is required to prepay the outstanding principal amount of loans under the senior secured credit facility in an amount equal to 50% of such excess net cash proceeds. The Company may use all or a portion of the 50% of the excess net cash proceeds to purchase, prepay or redeem all or a portion of the Company's outstanding 10-3/4% senior subordinated notes due 2005 (the "Existing 2005 Notes") and, after payment in full of the Existing 2005 Notes, the Company's outstanding 12-1/4% senior subordinated notes due 2008 (the "Existing 2008 Notes") (and the new second lien notes to the extent required by the second lien credit agreement to purchase Existing 2008 Notes); provided that (x) concurrently with each such prepayment, the agent and co-agent under the Company's senior secured credit facility will establish and maintain corresponding reserves against the maximum size of such facility and the borrowing base thereunder in an amount equal to such prepayment (but in no event to exceed, an aggregate amount of $45,410,000) and (y) such reserves may be released only at the sole discretion of the agent and the co-agent. Notwithstanding the foregoing, under certain conditions based on the availability under the Company's senior secured credit facility, the Company may, in lieu of making such prepayments, use all or a portion of the net cash proceeds to purchase, prepay or redeem all or a portion of the outstanding principal amount of Existing 2005 Notes and, after payment in full and retirement of all Existing 2005 Notes, Existing 2008 Notes (and new second lien notes to the extent required by the second lien credit agreement to purchase Existing 2008 Notes) if:

            - no default or Event of Default shall have occurred or would result therefrom;

            - with respect to purchases of Existing 2005 Notes, availability is greater than $5 million both immediately before and immediately after such purchases made prior to September 15, 2005; and

            - with respect to purchases of Existing 2008 Notes, availability is greater than $4 million both immediately before and immediately after such purchase.

      The Third Amendment also provides that, if the exchange offer is consummated, the Company may make borrowings under the Company's senior secured credit facility that would otherwise not be available if not for the short-term obligation reserve resulting from Existing 2005 Notes that remain outstanding after the Exchange Offer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1 Third Amendment to, and Waiver under, Amended and Restated Credit Agreement dated as of July 8, 2005 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's Subsidiaries identified on the signature pages thereof as Guarantors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2005

                                           SALTON, INC.

                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                DESCRIPTION
--------                             -----------
  99.1        Third Amendment to, and Waiver under, Amended and Restated Credit
              Agreement dated as of July 8, 2005 by and among the Lenders, Wells
              Fargo Foothill, Inc., as administrative agent and collateral agent for the lenders, Silver Point Finance, LLC, as co-agent,
              syndication agent, documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's
              Subsidiaries identified on the signature pages thereof as
              Guarantors.